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    As filed with the Securities and Exchange Commission on March 16, 2001


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             ---------------------

                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of report (date of earliest event reported):
                                March 15, 2001

Commission File      Exact name of registrant as specified in its charter, state    I.R.S. Employer
Number               of incorporation, address of principal executive offices,      Identification Number
                     and telephone number

1-15929              Progress Energy, Inc.                                          56-2155481
                     411 Fayetteville Street
                     Raleigh, North Carolina 27601-1748
                     Telephone:  (919) 546-6411
                     State of Incorporation: North Carolina

     The address of the registrant has not changed since the last report.

                                      ----

         (Former name or former address, if changed since last report)



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ITEM 9: REGULATION FD DISCLOSURE

     The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

     The furnishing of this report is not intended to constitute a determination by Progress Energy, Inc. that the information is material or that the dissemination of the information is required by Regulation FD.

Analyst Presentation

     Mr. Peter Scott, the Executive Vice President and Chief Financial Officer of Progress Energy, intends to make a presentation at the Morgan Stanley Global Electricity and Energy Conference on March 15, 2001.

     A copy of the slides to be presented and discussed at the conference is being furnished as Exhibit 99.1. Exhibit 99.1 is incorporated by reference into this Item 9.

     Progress Energy regards any information provided at the conference, including the slides, to be current and accurate only as of the date of the conference and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

     This report, including the slides, regarding Progress Energy contain(s) forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include, but are not limited to, the following: governmental policies and regulatory actions (including those of the Federal Energy Regulatory Commission, the Environmental Protection Agency, the Nuclear Regulatory Commission, the Department of Energy, the North Carolina Utilities Commission, the Public Service Commission of South Carolina and the Florida Public Service Commission), particularly legislative and regulatory initiatives that may impact the speed and degree of the restructuring of the electricity industry; the outcome of legal and administrative proceedings before our principal regulators; risks associated with operating nuclear power facilities, availability of nuclear waste storage facilities, and nuclear decommissioning costs; changes in the economy of areas served by Carolina Power & Light Company, Florida Power Corporation or North Carolina Natural Gas Corporation; the extent to which we are able to obtain adequate and timely rate recovery of costs, including potential stranded costs arising from the restructuring of the electricity industry; weather conditions and catastrophic weather-related damage; general industry trends, increased competition from energy and gas suppliers, and market demand for energy; inflation and capital market conditions; the extent to which we are able to realize the potential benefits of our recent acquisition of Florida Progress Corporation and

                                       2
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successfully integrate it with the remainder of our business; the extent to which we are able to realize the potential benefits of the conversion of Carolina Power & Light Company to a non-regulated holding company structure and the success of our direct and indirect subsidiaries; the extent to which we are able to use tax credits associated with the operations of the synthetic fuel facilities; the extent to which we are able to reduce our capital expenditures through the utilization of the natural gas expansion fund established by the North Carolina Utilities Commission; and unanticipated changes in operating expenses and capital expenditures. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond the control of Progress Energy. New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the effect of each such factor on Progress Energy.

     Any forward-looking statement speaks only as of the date on which such statement is made, and Progress Energy does not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

                                       3
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PROGRESS ENERGY, INC.
                                         Registrant


                                         By: /s/ William D. Johnson
                                             -----------------------------------
                                                 William D. Johnson
                                                 Executive Vice President

Date: March 15, 2001

                                       4
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                               INDEX TO EXHIBITS


Exhibit No.                    Description
-----------                    -----------
    99.1                       Slide Presentation for Morgan Stanley Global
                               Electricity and Energy Conference, March 15,
                               2001.

                                       5